                                                                    EXHIBIT 10.2

                         TOLLGRADE COMMUNICATIONS, INC.
                   1995 LONG-TERM INCENTIVE COMPENSATION PLAN

                      NONSTATUTORY STOCK OPTION AGREEMENT

         THIS AGREEMENT is made and entered into this 9th day of September, 1996, by and between TOLLGRADE COMMUNICATIONS, INC., a Pennsylvania corporation (the "Company") and BRADLEY N. DINGER, an employee of the Company (the "Holder").

         WHEREAS, the Company desires to issue, and the Holder desires to receive, an option to purchase shares of the common stock of the Company, pursuant to the terms described herein.

         NOW, THEREFORE, in consideration of the terms and conditions contained herein and intending to be legally bound hereby, the parties agree as follows:

         1. GRANT OF OPTION. The Company hereby confirms the grant to the Holder on August 15, 1996 (the "Date of Grant") of an option (the "Option") to purchase, from time to time in accordance with the terms hereof Five Thousand (5,000) shares of common stock of the Company, par value $.20 per share (the "Common Stock") at an option price of $21.75 per share, under and subject to the terms and conditions of the Company's 1995 Long-Term Incentive Compensation Plan (the "Plan") and this Agreement. The Plan is incorporated herein by reference and made a part hereof as though set forth in full herein. Terms which are capitalized herein but which are not defined herein have the same meaning as in the Plan unless the context otherwise requires.

         The Option confirmed hereby is a nonstatutory stock option as that term is defined in Section 2.20 of the Plan. Subject to the terms of Section
6.8 of the Plan regarding the periods during which stock options may be exercised upon termination of employment, and Section 14.1 of the Plan regarding the periods during which the Option may be exercised during a Change-in-Control (as defined in the Plan), the Option shall be exercisable as follows:

           (a) From and after February 15, 1997, the Option shall be exercisable for 1,666 shares covered hereby.

           (b) From and after August 15, 1997, the Option shall be exercisable for an additional 1,666 shares covered hereby.

           (c) From and after August 15, 1998, the Option shall be exercisable for all of the shares covered hereby.

The Option will expire at the close of business on August 15, 2005.

         2. ACCEPTANCE OF GRANT OF OPTION. The Holder accepts the grant of the Option confirmed hereby, acknowledges having received a copy of the Plan and agrees to be bound by the terms and provisions of the Plan, as the Plan may be amended from time to time; provided, however, that no alteration, amendment, revocation or termination of the Plan shall, without the written consent of the Holder, adversely affect the rights of the Holder with respect to the Option.

     3. NON-TRANSFERABILITY. This Option shall not be transferrable otherwise than by Will or the laws of descent or distribution, and the Option shall be exercisable during the lifetime of the Holder only by the Holder.

     4. PROCEDURE FOR EXERCISE OF OPTION. The Option may be exercised only by
(a) execution and delivery by the Holder to the Company of an exercise form or forms prescribed by the Committee; and (b) surrender of this Agreement at the principal office of the Company. Each exercise form must set forth the number of shares of Common Stock for which the Option is exercised and must be dated and signed by the person exercising the Option. Upon partial exercise hereof, a new Agreement containing the same provisions as this Agreement shall be issued by the Company to the Holder for the number of shares of Common Stock with respect to which this Option shall not have been exercised.

     Subject to the last paragraph of this Section 4, the exercise is not effective until the Company receives payment of the full option price for the number of shares of Common Stock for which the Option is exercised. The Option Price shall be paid to the Company in full in the manner specified in Section
6.6 of the Plan. To the extent the Holder pays the Option Price in whole or in part by shares of already-owned Common Stock, as permitted by the Plan, the Company shall advise any person exercising the Option in such manner as to the amount of any cash required to be paid to the Company for any shares representing a fraction of a share, and such person will be required to pay any such cash directly to the Company before any distribution of certificates representing shares of Common Stock will be made. The person exercising the Option should execute the form of assignment on the back of the certificate or should deliver an executed Assignment Separate from Certificate with respect to each stock certificate delivered in payment of the Option Price.

     If any person other than the Holder exercises the Option, the exercise material must include proof satisfactory to the Company of the right of such person to exercise the Option, and the signature on all certificates or stock powers must be guaranteed by a commercial bank or trust company or by a firm having membership in the New York Stock Exchange, Inc., the American Stock Exchange, Inc., or the National Association of Securities Dealers, Inc.

     The date of exercise of the Option is the date on which the exercise form or forms, proof of right to exercise (if required) and payment of the Option Price are received by the Company. For purposes of determining the date of exercise where payment of the Option Price is made in shares of already-owned Common Stock, any cash required to be paid to the Corporation with respect to a fraction of a share shall not be taken into account when determining whether payment of the Option Price has been made.

     5. ISSUANCE OF CERTIFICATES. Subject to Section 4 above and this Section 5, the Company will issue a certificate or certificates representing the number of shares of Common Stock for which the Option is exercised as soon as practicable after the date of exercise. Unless otherwise directed, the certificate(s) will be registered in the name of the person exercising the Option and delivered to such person. If the Option Price is paid in whole or in part with shares of already-owned Common Stock, the Company will issue at the same time and return to the person exercising the Option a certificate representing the number of any excess shares included in any certificate or certificates delivered to the Company at the time of exercise.

     The obligation of the Company to issue shares on exercise of an option is subject to the effectiveness of a Registration Statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel to the Company. The Company is not obligated to file such a Registration Statement. If at the time of exercise of the Option, no such Registration Statement is in effect, the issuance of shares on exercise of the Option may also be made subject to restrictions on the transfer of the shares, including the placing of an appropriate legend on the certificates restricting the transfer thereof, and to such other restrictions as the Committee, on the advice of counsel, may deem necessary or appropriate to prevent a violation of applicable securities laws.

     6. WITHHOLDING OF TAXES. The Holder will be advised by the Company as the amount of any Federal income, employment or excise taxes required to be withheld by the Company on any compensation income resulting from the exercise of the Option, and the Holder will pay such taxes directly to the Company upon request. State, local or foreign income or employment taxes may also be required to be withheld by the Company and the Holder will also be required to pay such taxes directly to the Company upon request. If the Holder does not pay any taxes required to be withheld directly to the Company within ten (10) days after any such request, the Company may withhold such taxes from any other compensation to which the Holder is entitled from the Company. The Holder will hold the Company harmless in acting to satisfy its withholding obligations in this manner if it becomes necessary to do so.

     7. INTERPRETATION OF PLAN AND AGREEMENT. This Agreement is an award agreement referred to in Section 6.2 of the Plan. If there is any conflict between the Plan and this Agreement, the provisions of the Plan shall control. Any dispute or disagreement which shall arise under or in any way relate to the construction or interpretation of the Plan or this Agreement shall be resolved by the Committee, and the decision of the Committee shall be final, binding and conclusive for all purposes.

     8. EFFECT OF AGREEMENT ON RIGHTS OF COMPANY AND HOLDER. This Agreement does not confer any rights on the Holder to continue in the employ of the Company or interfere in any way with the rights of the Company to terminate the employment of the Holder or to otherwise reassign or change the current position of the Holder.

     9. INDEMNIFICATION. The Holder indemnifies and holds harmless the Company from and against any and all loss, damages, liability or expense, including costs and reasonable attorneys' fees, to which the Company may be put or may incur by reason of or in connection with any misrepresentation made by the Holder, any breach of the Holder's warranties, or the Holder's failure to fulfill any of his or her covenants or agreements set forth herein.

     10. BINDING EFFECT. This Agreement shall be binding upon the successors and assigns of the Company and upon the legal representatives, heirs and legatees of the Holder.

     11. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, oral or written, between the parties with respect to the subject matter of this Agreement.

     12. AMENDMENT. This Agreement may be amended only a written instrument signed by the Company and the Holder.

     13. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

         IN WITNESS WHEREOF, the Company and the Holder have executed this Agreement as of the date first written above.

TOLLGRADE COMMUNICATIONS, INC.

By:
   ---------------------------
Title:
      ------------------------

WITNESS:

------------------------------                ------------------------------
                                                     Bradley N. Dinger

SCHEDULE TO EXHIBIT 10.2

Stock Option Agreements were entered into between the Company and each of Robert Cornelia dated July 23, 1996, and Samuel C. Knoch, dated August 5, 1996, which were substantially identical to that filed as Exhibit 10.2, differing only in the number of shares underlying the option granted, the exercise price and the vesting schedule.